Exhibit 10.5

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

DEC 30, 2008

OUR L/C NO.: CTCS-716495

STANDBY LETTER OF CREDIT-IRREVOCABLE

NO. CTCS-716495

BENEFICIARY:

CITIBANK (SOUTH DAKOTA) , N.A.

701 EAST 60TH STREET NORTH

SIOUX FALLS, SD 57117

ATTN: SENIOR VICE PRESIDENT

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. CTCS-716495 (THIS “LETTER OF CREDIT”) FOR THE ACCOUNT OF OFFICE DEPOT, INC. (THE “APPLICANT”) FOR A SUM OR SUMS NOT TO EXCEED IN THE AGGREGATE AMOUNT OF U.S. DOLLARS $25,000,000.00 (TWENTY FIVE MILLION AND NO/100 U.S. DOLLARS).

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU, AT SIGHT, UPON RECEIPT BY US OF YOUR WRITTEN STATEMENT OR AUTHENTICATED S.W.I.F.T. OR TESTED TELEX/CABLE DRAWING CERTIFICATE(S) STATING:

“WE HEREBY CERTIFY THAT THE AMOUNT DRAWN HEREUNDER U.S.$                     REPRESENTS FUNDS DUE AND PAYABLE TO US UNDER THE AMENDED AND RESTATED MERCHANT SERVICES AGREEMENT DATED FEBRUARY 1, 2004 AND AS PER THE LETTER AGREEMENT DATED AS OF DECEMBER 28, 2008.”

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

THIS LETTER OF CREDIT EXPIRES ON DECEMBER 29, 2009 AT OUR OFFICE LOCATED AT 300 S. RIVERSIDE PLAZA, MAIL CODE IL1-0236, CHICAGO, ILLINOIS 60606-0236, ATTN: STANDBY LETTER OF CREDIT UNIT.

WE HEREBY AGREE WITH YOU THAT DRAWING CERTIFICATE(S) PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US UPON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRATION DATE AT OUR COUNTERS AT 300 S. RIVERSIDE PLAZA, MAIL CODE IL1-0236, CHICAGO, ILLINOIS 60606-0236, ATTN: STANDBY LETTER OF CREDIT UNIT.

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

DEC 30, 2008

OUR L/C NO.: CTCS-716495

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (“ISP98”), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590, AND AS TO MATTERS NOT GOVERNED BY THE ISP98, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

AUTHORIZED SIGNATURE